77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On April 14, 2004, Columbia Intermediate Bond Fund (Fund) purchased 1,000,000 par value of common stock notes of FERRELLGAS ESCROW LLC (Securities) for a total purchase price of $996,370.00 from Credit Suisse First Boston Corp. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On April 29, 2004, Columbia Intermediate Bond Fund (Fund) purchased 500,000 par value of common stock notes of SENECA GAMING CORP (Securities) for a total purchase price of $500,000.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On April 29, 2004, Columbia Intermediate Bond Fund (Fund) purchased 2,000,000 par value of bonds of ARCH CAP GROUP LTD (Securities) for a total purchase price of $1,993,780.00 from Goldman Sachs & Co.
pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On May 20, 2004, Columbia Intermediate Bond Fund (Fund) purchased 250,000 par value of common stock notes of CHESAPEAKE ENERGY CORP (Securities) for a total purchase price of $245,672.50 from Bear Stearns & Co. Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On May 26, 2004, Columbia Intermediate Bond Fund (Fund) purchased 500,000 par value of common stock notes of NAVISTAR INTL CORP NEW (Securities) for a total purchase price of $496,620.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On June 22, 2004, Columbia Intermediate Bond Fund (Fund) purchased 1,000,000 par value of common stock notes of PRIDE ITNL INC DEL (Securities) for a total purchase  price  of  $994,740.00  from  Citigroup  Global  pursuant  to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On June 24, 2004, Columbia Intermediate Bond Fund (Fund) purchased 250,000 par value of equity of K2 Inc. (Securities) for a total purchase price of $250,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On July 13, 2004, Columbia Intermediate Bond Fund (Fund) purchased 3,200,000 par value of common stock notes of MAY DEPT STORES Co. (Securities) for a total purchase price of $3,195,936.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On July 16, 2004, Columbia Intermediate Bond Fund (Fund) purchased 250,000 par value of common stock notes of FREESCALE SEMICONDUCTOR Inc (Securities) for a total purchase price of $250,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On July 27, 2004, Columbia Intermediate Bond Fund (Fund) purchased 1,000,000 par value of common stock notes of Host Marriott LP (Securities) for a total purchase price of $984,930.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On July 29, 2004, Columbia Intermediate Bond Fund (Fund) purchased 1,000,000 par value of common stock notes of MOHEGAN TRIBAL GAMING AUTH (Securities) for a total purchase price of $1,000,000.00 from Ciitgroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On August 5, 2004, Columbia Intermediate Bond Fund (Fund) purchased 500,000 par value of common stock notes of LA QUINTA PPTYS Inc (Securities) for a total purchase price of $500,000.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On August 12, 2004, Columbia Intermediate Bond Fund (Fund) purchased 250,000 par value of common stock notes of NEWFIELD EXPL Co (Securities) for a total purchase price of $250,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On August 12, 2004, Columbia Intermediate Bond Fund (Fund) purchased 1,000,000 par value of common stock notes of Quest CORP (Securities) for a total purchase price of $986,750.00 from Goldman Sachs & Co.
pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate Bond Fund (Fund)

On September 22, 2004, Columbia Intermediate Bond Fund (Fund) purchased 8,000,000 par value of common stock notes of UNITED MEXICAN STS (Securities) for a total purchase price of $7,870,720.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On April 14, 2004, Columbia Income Fund (Fund) purchased 1,000,000 par value of common stock notes of FERRELLGAS ESCROW LLC (Securities) for a total purchase price of $996,890.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On April 29, 2004, Columbia Income Fund (Fund) purchased 1,000,000 par value of bonds of ARCH CAP GROUP LTD(Securities) for a total purchase price of $996,890.00 from Goldman Sachs & Co.
pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On April 29, 2004, Columbia Income Fund (Fund) purchased 1,000,000 par value of bonds of VALMONT INDS INC (Securities) for a total purchase price of $1,000,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On April 29, 2004, Columbia Income Fund (Fund) purchased 500,000 par value of common stock notes of SENECA GAMING CORP(Securities) for a total purchase price of $500,000.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On May 20, 2004, Columbia Income Fund (Fund) purchased 250,000 par value of common stock notes of CHESAPEAKE ENERGY CORP (Securities) for a total purchase price of $245,672.50 from Bear Stearns & Co Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On May 26, 2004, Columbia Income Fund (Fund) purchased 500,000 par value of common stock notes of NAVISTAR INTL CORP NEW (Securities) for a total purchase price of $496,620.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On June 15, 2004, Columbia Income Fund (Fund) purchased 1,000,000 par value of common stock notes of TENET HEALTHCARE CORP (Securities) for a total purchase price of $976,740.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On June 22, 2004, Columbia Income Fund (Fund) purchased 1,000,000 par value of common stock notes of PRIDE INTL INC DEL (Securities) for a total purchase price of $994,740.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On June 24, 2004, Columbia Income Fund (Fund) purchased 250,000 par value of equity of K2 INC (Securities) for a total purchase price of $250,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On July 13, 2004, Columbia Income Fund (Fund) purchased 1,575,000 par value of common stock notes of MAY DEPARTMENT STORES (Securities) for a total purchase price of $1,572,999.75 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On July 16, 2004, Columbia Income Fund (Fund) purchased 250,000 par value of common stock notes of FREESCALE SEMICONDUCTOR INC (Securities) for a total purchase price of $250,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On July 27, 2004, Columbia Income Fund (Fund) purchased 1,000,000 par value of common stock notes of HOST MARRIOTT LP (Securities) for a total purchase price of $984,930.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On July 29, 2004, Columbia Income Fund (Fund) purchased 1,000,000 par value of common stock notes of MOHEGAN TRIBAL GAMING AUTH (Securities) for a total purchase price of $1,000,000.00 from citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On August 5, 2004, Columbia Income Fund (Fund) purchased 500,000 par value of common stock notes of LA QUINTA PPTYS INC (Securities) for a total purchase price of $500,000.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On August 12, 2004, Columbia Income Fund (Fund) purchased 250,000 par value of common stock notes of NEWFIELD EXPL CO (Securities) for a total purchase price of $250,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On August 12, 2004, Columbia Income Fund (Fund) purchased 1,000,000 par value of common stock notes of QUEST CORP (Securities) for a total purchase price of $986,750.00 from Goldman Sachs & CO pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Income Fund (Fund)

On September 22, 2004, Columbia Income Fund (Fund) purchased 4,000,000 par value of common stock notes of UNITED MEXICAN STS (Securities) for a total purchase price of $3,935,360.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; Citigroup; Morgan Stanley; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets, HSBC Securities.